UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

Commission File number: 000-55653

IHO-Agro International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	98-1191860
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4th Floor, Section D, Jinhao Pioneering Park Guanlan Dafur Insutrial Zone Shenzen, Guandong, Chian
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-0755-29737673

4th Floor, Section D, Jinhao Pioneering Park

Guanlan Dafu Industrial Zone

Shenzhen, Guangdong, China

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Accounting Firm

On January 5, 2018, MaloneBailey LLP (“MaloneBailey”) tendered its resignation as the independent registered public accounting firm of IHO-Agro International, Inc. (the “Company”). MaloneBailey’s resignation as the Company’s independent auditor. The Company has engaged the certified public accounting firm of WWC, P.C. as its new auditor.

MaloneBailey’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern. Furthermore, during the Company’s two most recent fiscal years and through January 5, 2018, there have been no disagreements with MaloneBaily on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

For the years ended September 30, 2016 and 2015 and through January 5, 2018, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K except MaloneBailey having advised the Company that it identified certain deficiencies in the Company’s internal control over financial reporting that constitute a material weaknesses as described in Item 9A of the Company’s annual report on Form 10-K for the year ended September 30, 2016.

The Company has provided MaloneBailey with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that MaloneBailey furnish the Company a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of MaloneBailey letter to the Commission is attached as an exhibit to this current report on Form 8-K. A copy of the Company’s letter engaging WWC, L.L.C. is also attached as an exhibit to this current report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of MaloneBailey, LLP to the Securities and Exchange Commission dated January 9, 2018.

16.2	Letter of WWC, LLC to the Company, dated January 5, 2018, confirming engagement as independent auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHO-Agro International, Inc.

Date: January 9, 2018	By:	/s/ Zhou Yingying
ZhouYingying
	Title:	Chairman and Chief Executive Officer